SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 21, 2010
Date of Report (Date of earliest event reported)

OCZ TECHNOLOGY GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-53633	04-3651093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6373 San Ignacio Avenue, San Jose, CA	95119
(Address of principal executive offices)	(Zip Code)

6373 San Ignacio Avenue, San Jose, CA 95119
(Mailing Address)

(408) 733-8400
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 21, 2010, OCZ Canada Inc. (“OCZ Canada”), a wholly-owned subsidiary of OCZ Technology Group, Inc. (“OCZ”), and Buckgolf Inc. and Greengolf Inc. (“Buckgolf”) entered into the Lease Extension Agreement (the “Lease Extension”) in connection with OCZ Canada’s facility in Ontario, Canada.  OCZ Canada and Buckgolf had previously entered into a real estate lease agreement, dated April 21, 2005, which lease agreement expires on June 30, 2010 (the “Lease”).  Pursuant to the Lease Extension, the parties agreed to extend the term of the Lease for six months, to December 31, 2010.

The foregoing description is qualified in its entirety by reference to the Lease Extension Agreement, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Exhibits.

          The exhibit is furnished pursuant to Item 1.01 and shall not be deemed to be “filed.”

Exhibit No.	Document Description

99.1	Lease Extension Agreement, dated May 21, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OCZ TECHNOLOGY GROUP, INC.

By:	/s/ Kerry T. Smith
Kerry T. Smith
Chief Financial Officer

Date: May 26, 2010

EXHIBIT INDEX

Exhibit No.	Document Description
99.1	Lease Extension Agreement, dated May 21, 2010